UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2022

D and Z Media Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39934	85-3390360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2870 Peachtree Road NW, Suite 509Atlanta, GA	30305
(Address of principal executive offices)	(Zip Code)

(404) 585-8233

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	DNZ.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	DNZ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DNZ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01 to the extent required herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03 to the extent required herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 19, 2022, D and Z Media Acquisition Corp. (the “Company”) held the special meeting in lieu of the 2022 annual meeting of stockholders of the Company (the “Special Meeting”). On November 3, 2022, the record date for the Special Meeting (the “Record Date”), there were 28,750,000 shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) and 7,187,500 shares of Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock”, and collectively with the Class A Common Stock, “Common Stock”) issued and outstanding. At the Special Meeting, 30,551,866 shares of Common Stock, representing approximately 85.014% of the issued and outstanding shares of Common Stock as of the Record Date, were present in person (by virtual attendance) or by proxy.

At the Special Meeting, the Company’s stockholders approved the following items: (i) a proposal to amend the Company’s amended and restated certificate of incorporation, in the form set forth as Annex A to the Proxy Statement (as defined below) for the Special Meeting (the “Charter Amendment”), to extend the date by which the Company must consummate an initial business combination (the “Extension”) from January 28, 2023 to October 31, 2023 or such earlier date as determined by the Company’s board of directors (the “Board”) (such later date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”); (ii) a proposal to amend the Investment Management Trust Agreement, dated as of January 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth as Annex B to the Proxy Statement for the Special Meeting (the “Trust Amendment”), to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”); (iii) a proposal to re-elect two directors to the Board, with each such director to serve until the third annual meeting of stockholders following the Special Meeting or until his successor is elected and qualified (the “Director Election Proposal”); and (iv) a proposal to ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Auditor Ratification Proposal”). The final proposal, set forth as the “Adjournment Proposal” in the definitive proxy statement related to the Special Meeting filed by the Company with the Securities and Exchange Commission on November 15, 2022 (the “Proxy Statement”), was not presented to the Company’s stockholders.

The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of Common Stock entitled to vote thereon at the Special Meeting was required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the shares of Common Stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the Special Meeting was required for the re-election of the directors in the Director Election Proposal, and the affirmative vote of at least a majority of the shares of Common Stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the Special Meeting was required to approve the Auditor Ratification Proposal. The Charter Amendment Proposal and the Trust Amendment Proposal were cross-conditioned on the approval of each other.

Set forth below are the final voting results for each of the proposals presented at the Special Meeting:

Charter Amendment Proposal

The Charter Amendment Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
23,699,450	3,677,362	2,500	3,172,544

Trust Amendment Proposal

The Trust Amendment Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
23,699,571	3,677,241	2,500	3,172,544

Director Election Proposal

The Director Election Proposal was approved, and each of Messrs. Scott Kurnit and David Panton was re-elected to the Board. The voting results of the shares of Common Stock were as follows:

Director	For	Withheld	Broker Non-Votes
Scott Kurnit	27,343,522	35,790	3,172,544
David Panton	26,908,548	470,764	3,172,544

Auditor Ratification Proposal

The Auditor Ratification Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
30,370,261	167,364	14,241	0

Following the Special Meeting, on December 20, 2022, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Concurrently with the filing of the Charter Amendment with the Secretary of State of the State of Delaware, the Company entered into the Trust Amendment with Continental Stock Transfer & Trust Company, as trustee. A copy of the Trust Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Upon such implementation of the Extension, 27,928,906 shares of Class A Common Stock submitted for redemption by public stockholders in connection with the Special Meeting were redeemed and 8,008,594 shares of Common Stock remain issued and outstanding, including 821,094 shares of Class A Common Stock.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of the Company, dated December 20, 2022
10.1	Amendment to Investment Management Trust Agreement, dated December 20, 2022, between the Company and Continental Stock Transfer & Trust Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D AND Z MEDIA ACQUISITION CORP.

By:	/s/ Mark Wiltamuth
Name:	Mark Wiltamuth
Title:	Chief Financial Officer

Date: December 20, 2022

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